UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

Peet's Coffee & Tea, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of Incorporation)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 18, 2010, the shareholders of Peet’s Coffee & Tea, Inc. (the “Company”) approved the Peet’s Coffee & Tea, Inc. 2010 Equity Incentive Plan (the “2010 Plan”).  The 2010 Plan was approved by the Company’s Board of Directors on March 16, 2010, subject to approval by the Company’s shareholders.  Under the 2010 Plan, the Company may grant nonqualified stock options; incentive stock options; stock appreciation rights; restricted stock and restricted stock units.  The aggregate number of shares authorized for issuance under the 2010 Plan is limited to 700,000 shares plus up to approximately 2,290,179 shares that may become available for issuance in connection with outstanding stock awards granted under the Company’s 2000 Equity Incentive Plan, as amended.  The description of the 2010 Plan contained herein is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders was held on May 18, 2010.  There were 13,308,838 shares of common stock entitled to be voted, and 12,445,514 shares present in person or by proxy, at the Annual Meeting.

Three items of business were acted upon by shareholders at the Annual Meeting. The voting results are as follows:

1.	Election of Directors.

Shareholders elected all of the Company’s nominees for Director for three-year terms expiring on the date of the Annual Meeting in 2013.

	Votes For	Abstentions	Broker Non-Votes
David Deno	10,391,545	73,381	1,980,588
Michael Linton	10,351,929	112,997	1,980,588
Jean-Michel Valette	10,391,838	73,088	1,980,588

2.	Approval of the Company’s 2010 Equity Incentive Plan

Shareholders approved the adoption of the Company’s 2010 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,042,532	1,388,227	34,167	1,980,588

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes

12,302,875	113,519	29,120	1,980,588

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Peet’s Coffee & Tea, Inc. 2010 Equity Incentive Plan.

10.2	Forms of Stock Option Grant Notice and Stock Option Agreement under 2010 Equity Incentive Plan.

10.3	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under 2010 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: May 24, 2010	By:	/s/ Patrick J. O’Dea
Patrick J. O’Dea
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Peet’s Coffee & Tea, Inc. 2010 Equity Incentive Plan.

10.2	Forms of Stock Option Grant Notice and Stock Option Agreement under 2010 Equity Incentive Plan.

10.3	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under 2010 Equity Incentive Plan.